EXHIBIT 10.11

EXECUTION COPY

TECHNICAL & QUALITY AGREEMENT

This Technical & Quality Agreement is entered into effective as of November 15, 2011 among:

Citius Pharmaceuticals LLC, 63 Great Road, Maynard, MA 01754 USA (hereinafter "CITIUS" or "MA Holder");

And:	Alpex Pharma SA via Cantonale – 6805 Mezzovico Switzerland (hereinafter "ALPEX" or "Contract Acceptor");

And:	Akrimax Pharmaceuticals, LLC, 11 Commerce Drive, First Floor, Cranford, NJ 07016 USA (hereinafter "Company" or "Contract Giver")

WHEREAS

•	CITIUS has filed a NDA with FDA for the pharmaceutical product as described in Annex A (hereinafter "PRODUCT") and is the Marketing Authorization Holder;

•	CITIUS has sublicensed the right the commercialize the PRODUCT in the United States to Prenzamax, LLC ("Prenzamax");

•	Prenzamax has appointed Company as its distributor of the PRODUCT, and Company is entering into this Agreement in its capacity as Company's distributor of the PRODUCT;

•

ALPEX has the capability to perform the activities pertaining to the manufacture and control of the PRODUCT in compliance with cGMP (hereinafter "MANUFACTURE") at its duly authorized premises located in Via Cantonale - 6805 MEZZOVICO (Switzerland) - (hereinafter "FACILITY"), and has agreed to MANUFACTURE the PRODUCT pursuant to that certain Supply Agreement between ALPEX and Prenzamax (the "Supply Agreement");

•	ALPEX has declared to have all the due local authorities' authorizations for the facility to carry out the MANUFACTURE of pharmaceutical products including the "PRODUCT"; and

•	This Agreement constitutes the "Quality Agreement" that referenced in the Supply Agreement.

This document will be used as reference for the manufacturing and control activities which are to be agreed by the parties.

It defines the individual responsibilities of the MA Holder, the Contract Giver and the Contract Acceptor, and in particular defines who is responsible for the GMP aspects of manufacturing and specifies the way in which the Qualified Person releases product batches for the market in agreement with the FDA Marketing Authorization.

Manufacturing Technical Agreement

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This Agreement takes the form of a detailed check list of all the activities associated with pharmaceutical production, analysis and release. Responsibility for each activity is assigned to either Citius, Akrimax, or Alpex in the appropriate tick box.

If any element of the checked list does not apply, it should be clearly crossed through, not left blank.

Any modification and integration to the present document must be previously agreed and undersigned by the parties.

This Agreement supersedes any previously-executed Quality Agreement between Citius and Alpex relating to the subject matter set forth herein.

List of annexes

Annex A: List of products

Annex B: Specifications of packed product

Annex C: Registration status

MA Holder Citius Pharmaceuticals LLC, 63 Great Road, Maynard, MA 01754 USA	Title: Corporate Vice President Name: Steven Kates, Ph.D. Date and Signature: /s/ Steven Kates November 15, 2011

Contract Acceptor Alpex Pharma SA, Via Cantonale CH-6805 Mezzovico, Switzerland	Title: Technical Director Name: Federico Stroppolo Date and Signature: /s/ Federico Stroppolo November 15, 2011

Contract Giver Akrimax Pharmaceuticals, LLC, 11 Commerce Drive, First Floor, Cranford, NJ 07016 USA	Title: Corporate Vice President & Chief Scientific Officer Name: Keith Rothenberg, Ph.D. Date and Signature: /s/ Keith Rothenberg November 16, 2011

Manufacturing Technical Agreement

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Item #	Description	Responsibilities
		Citius	Akrimax	Alpex
1.	GMP REQUIREMENTS
1.1	Manufacture in accordance with cGMPs' as defined in US regulation promulgated into Code of Federal Regulation 21and any locally imposed requirements.			X
1.2	Supply all information necessary for manufacture of the product by the contract acceptor.	X
1.3	Maintain a valid Manufacturing Licence covering manufacture of the product.			X
1.4	Manufacture product in strict adherence to the approved Regulatory Approval. (Marketing Authorization).			X
1.5	Permit audits of all relevant premises, procedures and documentation by the contract giver, and permit inspection by the Regulatory Authorities.			X
1.6	Not to subcontract any of the work to a third party without prior agreement.			X
1.7	Approve all Manufacturing Instructions, including primary packaging (Master Batch Record).	X	X	X
1.8	Make no changes to the product specification or manufacturing process without prior written agreement.			X
1.9	Document any deviation from defined procedures, including approval by Production and Quality Management.			X
1.10	Make no changes in the sourcing of the raw materials without prior written agreement.			X
1.11	Control the quality of all raw materials according to specification by the application of the approved analytical methods.			X
1.12	Batch release to Akrimax by Authorized Persons after review of the information specified in section 2 and 3 to ensure compliance with the Regulatory Approval.			X
1.13	Review of Batch Records, C of A and C of C prior to product released into trade.		X
1.14	Maintain all batch records at least for 1 year after the expiry date of the batch and supply a copy of such records to the contract giver.		X	X
1.15	Responsibility on training of personnel involved into manufacturing activities.			X
1.16	Definition of contract laboratory in the event of a dispute.			X
1.17	Definition of a defect list and acceptance criteria.			X

Manufacturing Technical Agreement

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Item #	Description	Responsibilities
		Citius	Akrimax	Alpex
2.	PRODUCTION AND TESTING OF BULK MATERIAL
2.1	Master formula per unit of product.	X		X
2.2	Product specification.	X		X
2.3	Batch identification system for bulk manufacture.			X
2.4	Purchase of raw materials.			X
2.5	Storage of the raw materials.			X
2.6	Sampling of the raw materials.			X
2.7	Test method for the raw materials.			X
2.8	Analysis of the raw materials (Including documentation).			X
2.9	Release of raw materials.			X
2.10	Retain reference samples of the raw materials for at least 1 year after the expiration date of the last manufactured batch containing the batch of active material.			X
2.11	Process validation.			X
2.12	Cleaning Validation.			X
2.13	Bill of material for bulk manufacture.			X
2.14	Manufacturing Instruction (Master batch record).			X
2.15	Production of bulk material (including batch documentation).			X
2.16	In-process control instructions .			X
2.17	In-process control (including documentation).			X
2.18	Bulk material sampling plan.			X
2.19	Sampling of bulk material.			X
2.20	Test method for bulk material.			X
2.21	Test method validation.			X
2.22	Analysis of bulk materials.			X
2.23	Release of bulk material for packaging.			X
2.24	Certificate of Analysis for bulk material, to be issued by the Authorized Persons.			X
2.25	Retains reference samples of bulk material for holding time.			X
2.26	Stability testing of bulk material.			X

Manufacturing Technical Agreement

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Item #	Description	Responsibilities
		Citius	Akrimax	Alpex
3.	PACKAGING OF FINISHED PRODUCT
3.1	Finished product specification.	X		X
3.2	Batch identification system for finished product.			X
3.3	Artwork and labelling texts (Bottles, Caps, Carton, Leaflet, Label etc.) and design.	X	X	X
3.4	Labeling & artwork review and approval.	X	X
3.5	Specifications for packaging materials.			X
3.6	Test methods for packaging materials.			X
3.7	Procurement of packaging materials.			X
3.8	Analysis of packaging materials.			X
3.9	Release of packaging material.			X
3.10	Samples of packaging materials to be attached to packaging record.			X
3.11	Validation of packaging process.			X
3.12	Bill of materials for packaging.			X
3.13	Packaging instructions.			X
3.14	Packaging operations (Including documentation).			X
3.15	In-process control instructions.			X
3.16	In-process controls during packaging (Including documentation).			X
3.17	Finished product sampling plan.			X
3.18	Sampling of finished product.			X
3.19	Retain reference samples of finished product for at least 1 year after the expiry date.			X
3.20	Reconciliation of packaging materials.			X

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Item #	Description	Responsibilities
		Citius	Akrimax	Alpex
4.	TESTING AND RELEASE OF FINISHED PRODUCT
4.1	Test method for finished product.			X
4.2	Analysis of finished product (including documentation).			X
4.3	Release of finished product by authorized individuals to the market.		X	X
4.4	Technical release of the finished product for use in Clinical Studies.	X	X
4.5	Certificate of analysis for finished product.			X
4.6	Stability testing.
	Sampling of product.			X
	Samples storage in temperature controlled stability incubators.			X
	On a routine basis place 1 batch of product per strength, per year on stability for the duration of the shelf life of the product, reporting results annually.			X
	25°C / 60% RH 0, 12, 18, 24, 36 months.			X
4.7	Complaints.
	Collection and Logging.		X
	Investigation and issue of reports.		X	X
	Follow-up corrective actions.		X	X
	Response to the customer.		X
4.8	Annual product review.	X	X	X
4.9	Product recall.
	Decision to initiate recall.	X	X	X
	Information to the other Parties.	X	X	X
	Approval of wording of notification to Health Authorities.	X	X
	Notification to Health Authorities.	X	X
	Management of recall.	X	X	X
	Reconciliation of returned product.	X	X	X
4.10	Responsibility to authorities.
	Liaison with Regulatory Authorities for approval, maintenance and updating of product IND or CTA.	X
	Check that contract acceptor has an appropriate Manufacturing Licence.	X	X
	Maintain safety / hazard and handling data on product and component materials.			X
	Liaison with Health and Safety Authorities.	X	X	X
	Liaison with Environmental Protection authorities (Pollution Prevention).			X

Manufacturing Technical Agreement

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Item #	Description	Responsibilities
		Citius	Akrimax	Alpex
5.	RESPONSIBILITIES
5.1	Provide complete batch documentation for all batches to the contract giver as listed in point 5.2.			X
5.2	Tick the documents required below:
	Certificate of Analysis and Certificate of Compliance for finished products.			X
	Product Release Summary.			X
5.3	Maintenance of distribution records (for use in the event of a product recall).		X
6	STORAGE AND TRANSPORTATION OF BULK MATERIAL, FINISHED PRODUCT AND WASTE DISPOSAL
6.1	Storage of bulk material.			X
6.2	Storage of finished product.			X
6.3	Transportation of finished product to designated delivery FOB point (US port/airport).			X
6.4	Insurance for transportation ex-plant to FOB (US port/airport).			X
6.5	Customs requirements in the country of origin.			X
6.6	Transportation of finished product from FOB point to Contract Giver warehouse.		X
6.7	Insurance for transportation ex- FOB to the Contract Giver warehouse.		X
6.8

Disposal of special waste, e.g. toxic waste, solvents, etc.(specify nature of waste and special disposal method required) in accordance with the requirements of "Swiss regulations"

Active raw materials.

X
	Excipients raw material.			X
	Bulk tablets.			X
	Packaging materials: Plastic bottles, plastic caps with desiccant , cartons, etc.			X
	Tablet waste.			X
	Accessories: bulk tablet containers, etc.			X

Manufacturing Technical Agreement

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Annex A

List of products

1)	Suprenza - Phentermine 15 mg ODT

1.1	Bottles of 30 tablets each

1.2	Bottles of 100 tablets each

1.3	Bottles of 7 tablets each

2)	Suprenza - Phentermine 30 mg ODT

2.1	Bottles of 30 tablets each

2.2	Bottles of 100 tablets each

2.3	Bottles of 7 tablets each

3)	Suprenza - Phentermine 37,5 mg ODT

3.1	Bottles of 30 tablets each

3.2	Bottles of 100 tablets each

3.3	Bottles of 7 tablets each

Manufacturing Technical Agreement

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Annex B

Specification of packed product

1) Phentermine 15 mg ODT

Product specification and tests for release of packed product
Test	Specification
APPEARANCE	Yellow with blue spots round tablets, embossed with AX4 on one side.
ODOUR	Peppermint
DISINTEGRATION TIME	NMT 30 seconds
HARDNESS	1 - 6 Kp
THICKNESS	2.4 – 4.4 mm
DIAMETER	9.5 - 10.5 mm
MOISTURE (KF)	NMT 3.0% w/w
Dissolution TEST	NLT 80% after 15 minutes
PHENTERMINE-HCl IDENTIFICATION
■ FTIR ■ HPLC	Matches reference Matches reference
PHENTERMINE-HCl ASSAY	90.0-110.0 % of the claim (13.5-16.5 mg/tbl)
UNIFORMITY OF DOSAGE UNITS (content uniformity)	Complies
RELATED SUBSTANCES & IMPURITIES	- 1-Phenylisobutylamine HCl - N-(1,1,dimethyl-2-phenylethyl)formamide - 3,4-Dihydro-3,3,-dimethylisoquinoline - Any individual unknown impurity - Total impurities	NMT 0.15% NMT 0.15% NMT 0.15% NMT 0.10% NMT 0.30%
MICROBIAL LIMITS	Total aerobic microbial count Molds & Yeasts count E. coli	< 10[3] UFC/g < 10[2] UFC/g absent/g

Manufacturing Technical Agreement

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2) Phentermine 30 mg ODT

Product specification and tests for release of packed product
Test	Specification
APPEARANCE	Yellow round tablets, embossed with AX7 on one side.
ODOUR	Peppermint
DISINTEGRATION TIME	NMT 30 seconds
HARDNESS	1 - 6 Kp
THICKNESS	2.8 – 4.8 mm
DIAMETER	12.5 - 13.5 mm
MOISTURE (KF)	NMT 3.0% w/w
DISSOLUTION TEST	NLT 80% after 15 minutes
PHENTERMINE-HCl IDENTIFICATION ■ FTIR ■ HPLC	Matches reference Matches reference
PHENTERMINE-HCl ASSAY	90.0-110.0 % of the claim (27.0-33.0 mg/tbl)
UNIFORMITY OF DOSAGE UNITS (content uniformity)	Complies
RELATED SUBSTANCES & IMPURITIES	- 1-Phenylisobutylamine HCl - N-(1,1,dimethyl-2-phenylethyl)formamide - 3,4-Dihydro-3,3,-dimethylisoquinoline - Any individual unknown impurity - Total impurities	NMT 0.15% NMT 0.15% NMT 0.15% NMT 0.10% NMT 0.30%
MICROBIAL LIMITS	Total aerobic microbial count Molds & Yeasts count E. coli	< 10[3] UFC/g < 10[2] UFC/g absent/g

Manufacturing Technical Agreement

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3) Phentermine 37.5 mg ODT

Product specification and tests for release of packed product
Test	Specification
APPEARANCE	White with blue spots round tablets, embossed with AX8 on one side.
ODOUR	Peppermint
DISINTEGRATION TIME	NMT 30 seconds
HARDNESS	1 - 6 Kp
THICKNESS	2.8 – 4.8 mm
DIAMETER	12.5 - 13.5 mm
MOISTURE (KF)	NMT 3.0% w/w
Dissolution TEST	NLT 80% after 15 minutes
PHENTERMINE-HCl IDENTIFICATION ■ FTIR ■ HPLC	Matches reference Matches reference
PHENTERMINE-HCl ASSAY	90.0-110.0 % of the claim (33.8-41.3 mg/tbl)
UNIFORMITY OF DOSAGE UNITS (content uniformity)	Complies
RELATED SUBSTANCES & IMPURITIES	- 1-Phenylisobutylamine HCl - N-(1,1,dimethyl-2-phenylethyl)formamide - 3,4-Dihydro-3,3,-dimethylisoquinoline - Any individual unknown impurity - Total impurities	NMT 0.15% NMT 0.15% NMT 0.15% NMT 0.10% NMT 0.30%
MICROBIAL LIMITS	Total aerobic microbial count Molds & Yeasts count E. coli	< 10[3] UFC/g < 10[2] UFC/g absent/g

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Annex C

Registration Status

Country: USA

Strength	Brand Name	NDA number	1st approval date	Last revision number	Date of the last approval	Comments
15 mg	Suprenza	202088/Original-1	June 13th, 2011
30 mg	Suprenza	202088/Original 1	June 13th, 2011
37.5 mg	Suprenza	202088/Original-2				Pending

Manufacturing Technical Agreement